Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2016
Acquisitions and Divestitures
Acquisitions and Divestitures

NOTE 2.  Acquisitions and Divestitures

Acquisitions:

3M makes acquisitions of certain businesses from time to time that are aligned with its strategic intent with respect to, among other factors, growth markets and adjacent product lines or technologies.

Goodwill resulting from business combinations is largely attributable to the existing workforce of the acquired businesses and synergies expected to arise after 3M’s acquisition of these businesses. Pro forma information related to acquisitions was not included because the impact on the Company’s consolidated results of operations was not considered to be material.

In addition to business combinations, 3M periodically acquires certain tangible and/or intangible assets and purchases interests in certain enterprises that do not otherwise qualify for accounting as business combinations. These transactions are largely reflected as additional asset purchase and investment activity.

2016 acquisitions:

During 2016, 3M completed the acquisition of Semfinder AG and Sembrowser AG (collectively “Semfinder”) along with an additional immaterial acquisition, the impacts of which on the consolidated balance sheet were not considered material. In September 2016, 3M (Health Care Business) acquired all of the outstanding shares of Semfinder, headquartered in Kreuzlingen, Switzerland. Semfinder is a leading developer of precision software that enables efficient coding of medical procedures in multiple languages. The purchase price paid for these business combinations (net of cash acquired) during 2016 aggregated to $16 million.

Adjustments in 2016 to the preliminary purchase price allocations of other acquisitions within the allocation period primarily related to the identification of contingent liabilities and certain tax-related items aggregating to approximately $35 million along with other balances related to the 2015 acquisition of Capital Safety Group S.A.R.L. The change to provisional amounts resulted in an immaterial impact to the results of operations in the third quarter of 2016, a portion of which related to earlier quarters in the measurement period.

Purchased identifiable finite-lived intangible assets related to acquisition activity in 2016 totaled $4 million. The associated finite-lived intangible assets acquired in 2016 will be amortized on a systematic and rational basis (generally straight line) over a weighted-average life of 8 years (lives ranging from two to 20 years). Acquired in-process research and development and identifiable intangible assets for which significant assumed renewals or extensions of underlying arrangements impacted the determination of their useful lives were not material.

2015 acquisitions:

In March 2015, 3M (Health Care Business) purchased all of the outstanding shares of Ivera Medical Corp., headquartered in San Diego, California. Ivera Medical Corp. is a manufacturer of health care products that disinfect and protect devices used for access into a patient’s bloodstream. In addition, in the first quarter of 2015, 3M (Industrial Business) purchased the remaining interest in a former equity method investment for an immaterial amount.

In August 2015, 3M (Safety and Graphics Business) acquired all of the outstanding shares of Capital Safety Group S.A.R.L., with operating headquarters in Bloomington, Minnesota, from KKR & Co. L.P. for $1.7 billion, net of cash acquired. The net assets acquired included the assumption of $0.8 billion of debt. Capital Safety is a leading global provider of fall protection equipment.

In August 2015, 3M (Industrial Business) acquired the assets and liabilities associated with Polypore International, Inc.’s Separations Media business (hereafter referred to as Membrana), headquartered in Wuppertal, Germany, for $1.0 billion. Membrana is a leading provider of microporous membranes and modules for filtration in the life sciences, industrial and specialty segments.

The impact on the consolidated balance sheet of the purchase price allocations related to 2015 acquisitions and assigned weighted-average intangible asset lives, including adjustments relative to other acquisitions within the measurement period, follows. Adjustments in 2015 to the preliminary allocations primarily related to the identification and valuation of certain indefinite-lived intangible assets. The change to provisional amounts resulted in an immaterial impact to results of operations in the fourth quarter of 2015, a portion of which relates to earlier quarters in the measurement period.

	2015 Acquisition Activity
					Finite-Lived
					Intangible-Asset
(Millions)	Capital	Polypore Separations			Weighted-Average
Asset (Liability)	Safety	Media (Membrana)	Other	Total	Lives (Years)
Accounts receivable	$66	$30	$7	$103
Inventory	63	35	4	102
Other current assets	10	1	1	12
Property, plant, and equipment	36	128	7	171
Purchased finite-lived intangible assets:
Customer related intangible assets	445	270	40	755	16
Patents	44	11	7	62	7
Other technology-based intangible assets	85	42	1	128	7
Definite-lived tradenames	26	6	1	33	16
Other amortizable intangible assets	—	—	2	2	4
Purchased indefinite-lived intangible assets	520	—	—	520
Purchased goodwill	1,764	636	95	2,495
Accounts payable and other liabilities, net of other assets	(105)	(122)	(5)	(232)
Interest bearing debt	(766)	—	—	(766)
Deferred tax asset/(liability)	(464)	—	(7)	(471)

Net assets acquired	$1,724	$1,037	$153	$2,914

Supplemental information:
Cash paid	$1,758	$1,037	$154	$2,949
Less: Cash acquired	34	—	1	35
Cash paid, net of cash acquired	$1,724	$1,037	$153	$2,914

Purchased identifiable finite-lived intangible assets related to acquisition activity in 2015 totaled $1.0 billion. The associated finite-lived intangible assets acquired in 2015 will be amortized on a systematic and rational basis (generally straight line) over a weighted-average life of 14 years (lives ranging from two to 20 years). Indefinite-lived intangible assets of $520 million relate to certain tradenames associated with the Capital Safety acquisition which have been in existence for over 55 years, have a history of leading market-share positions, have been and are intended to be continuously renewed, and the associated products of which are expected to generate cash flows for 3M for an indefinite period of time. Acquired in-process research and development and identifiable intangible assets for which significant assumed renewals or extensions of underlying arrangements impacted the determination of their useful lives were not material.

2014 acquisitions:

3M completed one business combination during 2014, the impact of which on the consolidated balance sheet was not considered material. In April 2014, 3M (Health Care Business) purchased all of the outstanding equity interests of Treo Solutions LLC, headquartered in Troy, New York. Treo Solutions LLC is a provider of data analytics and business intelligence to healthcare payers and providers. The purchase price paid for this business combination (net of cash acquired) and the impact of other matters (net) during 2014 aggregated to $94 million.

Separately, as discussed in Note 6, during 2014, 3M (via Sumitomo 3M Limited) purchased Sumitomo Electric Industries, Ltd.’s 25 percent interest in 3M’s consolidated Sumitomo 3M Limited subsidiary for 90 billion Japanese Yen. Because 3M already had a controlling interest in this consolidated subsidiary, this transaction was separately recorded as a financing activity in the statement of cash flows.

Purchased identifiable finite-lived intangible assets related to acquisition activity in 2014 totaled $34 million. The associated finite-lived intangible assets acquired in 2014 will be amortized on a systematic and rational basis (generally straight line) over a weighted-average life of six years (lives ranging from three to 10 years). Acquired in-process research and development and identifiable intangible assets for which significant assumed renewals or extensions of underlying arrangements impacted the determination of their useful lives were not material.

Divestitures:

3M may divest certain businesses from time to time based upon review of the Company’s portfolio considering, among other items, factors relative to the extent of strategic and technological alignment and optimization of capital deployment, in addition to considering if selling the businesses results in the greatest value creation for the Company and for shareholders.

In January 2015, 3M (Electronics and Energy Business) completed the sale of its global Static Control business to Desco Industries Inc., based in Chino, California. 2014 sales of this business were $46 million. This transaction was not considered material.

In the fourth quarter of 2015, 3M (Safety and Graphics Business) entered into agreements with One Equity Partners Capital Advisors L.P. (OEP) to sell the assets of 3M’s library systems business. The sales of the North American business and the majority of the business outside of North America closed in October and November 2015, respectively. The sale of the remainder of the library systems business closed in the first quarter of 2016 (discussed further below). In December 2015, 3M (Safety and Graphics Business) also completed the sale of Faab Fabricauto, a wholly-owned subsidiary of 3M, to Hills Numberplates Limited. The library systems business, part of the Traffic Safety and Security Division, delivers circulation management solutions to library customers with on-premise hardware and software, maintenance and service, and an emerging cloud-based digital lending platform. Faab Fabricauto, also part of the Traffic Safety and Security Division, is a leading French manufacturer of license plates and signage solutions. The aggregate cash proceeds relative to the 2015 global library systems and Faab Fabricauto divestiture transactions was $104 million. The Company recorded a net pre-tax gain of $40 million (approximately $10 million after tax) in 2015 as a result of the sale and any adjustment of carrying value.

In the first quarter of 2016, 3M (Safety and Graphics Business) completed the sale of the remainder of the assets of 3M’s library systems business to One Equity Partners Capital Advisors L.P. (OEP). 3M had previously sold the North American business and the majority of the business outside of North America to OEP in the fourth quarter of 2015. The library systems business delivers circulation management solutions to library customers with on-premise hardware and software, maintenance and service, and an emerging cloud-based digital lending platform. Also in the first quarter of 2016, 3M (Industrial Business) sold to Innovative Chemical Products Group, a portfolio company of Audax Private Equity, the assets of 3M’s pressurized polyurethane foam adhesives business (formerly known as Polyfoam). This business is a provider of pressurized polyurethane foam adhesive formulations and systems into the residential roofing, commercial roofing and insulation and industrial foam segments in the United States with annual sales of approximately $20 million. The Company recorded a pre-tax gain of $40 million in the first quarter of 2016 as a result of the sales of these businesses (recorded in selling, general and administrative expenses).

In October 2016, 3M (Industrial Business) sold the assets of its temporary protective films business to Pregis LLC. This business, with annual sales of approximately $50 million, is a provider of adhesive-backed temporary protective films used in a broad range of industries. In December 2016, 3M (Electronics and Energy Business) sold the assets of its cathode battery technology out-licensing business, with annual sales of approximately $10 million, to UMICORE. The aggregate selling price relative to these two businesses was $86 million. The Company recorded a pre-tax gain of $71 million in the fourth quarter of 2016 as a result of the sales of these businesses (recorded in selling, general and administrative expenses).

In December 2016, 3M (Safety and Graphics Business) announced that it agreed to sell its identity management business to Gemalto N.V. for $850 million, subject to closing and other adjustments. This business, with 2016 sales of approximately $205 million, is a leader in identity management solutions providing biometric hardware and software that enable identity verification and authentication, as well as secure materials and document readers. The transaction is expected to close during the first half of 2017. In January 2017, 3M (Safety and Graphics Business) sold the assets of its safety prescription eyewear business, with annual sales of approximately $45 million, to HOYA Vision Care. The Company expects a pre-tax gain of approximately $500 million as a result of these two divestitures. The amounts of major assets and liabilities associated with these disposal groups classified as held-for-sale as of December 31, 2016 include accounts receivable; property, plant and equipment (net); intangible assets; and deferred revenue (other current liabilities) of approximately $25 million, $25 million, $35 million, and $35 million, respectively. In addition, approximately $270 million of goodwill is estimated to be attributable to these businesses as of December 31, 2016 based upon relative fair value. These amounts have not been segregated and are classified within the existing corresponding line items on the Company’s consolidated balance sheet. The aggregate operating income of these two businesses was less than $20 million in each of 2016, 2015 and 2014.